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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) November 25, 2002


                             AIRSPAN NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


                                   Washington
                 (State or other jurisdiction of incorporation)


          000-31031                             75-2743995
    (Commission file number)        (I.R.S. Employer Identification No.)


          777 Yamato Road, Suite 105, Boca Raton, Florida       33431
             (Address of principal executive offices)         (Zip code)


                                 (561) 893-8670
              (Registrant's telephone number, including area code)


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Item 5:   Other Events.

          On November 25, 2002, Airspan Networks, Inc. (the "Company") received a Staff Determination notice from the NASDAQ Listing Qualifications Department indicating that the Company does not currently comply with the minimum $1.00 per share requirement as set forth in Marketplace Rule 4450(a)(5). The Company requested a hearing to appeal the NASDAQ staff determination to delist the Company's common stock from the NASDAQ National Market. The appeal and related hearing are expected to stay the delisting of the Company's common stock until a determination is made by the NASDAQ Listing Qualifications Panel.

Item 7.   Exhibits

             99.1    Press Release dated November 29, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 29, 2002


                                       AIRSPAN NETWORKS, INC


                                       By: /s/ Peter Aronstam
                                           -----------------------------
                                       Peter Aronstam
                                       Senior Vice President and
                                       Chief Financial Officer

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                                INDEX TO EXHIBITS

99.1     Press Release dated November 29, 2002